Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

CHAT      |      Roundhill Generative AI & Technology ETF

listed on NYSE Arca, Inc.

May 31, 2023

Supplement to the Statement of Additional Information (“SAI”)

dated May 12, 2023

Effective immediately, the second paragraph of “Purchase and Redemption of Shares in Creation Units - Procedures for Purchase of Creation Units” subsection is revised to read as follows:

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. In general, the Fund will accept orders to purchase Creation Units, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time (also known as T-1) in the manner set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

Effective immediately, the first paragraph of “Purchase and Redemption of Shares in Creation Units - Procedures for Redemption of Creation Units” subsection is revised to read as follows:

In general, all orders to redeem Creation Units must be received by the Transfer Agent in the proper form required by the Participant Agreement. The Funds will accept orders to redeem Creation Units, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time (also known as T-1) in the manner set forth in the Participant Agreement and/or applicable order form.

Please retain this Supplement for future reference.